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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" in Amendment No. 2 to the Registration Statement (Form S-1, No. 333-61355) and related Prospectus of Lamar Capital Corporation for the registration of 1,568,181 shares of its common stock.


                                /s/ McArthur, Thames, Slay and Dews, PLLC

Hattiesburg, Mississippi
October 15, 1998